Capital Disclosures	12 Months Ended
Dec. 31, 2022
Disclosure Of Classes Of Share Capital Text Block Abstract
CAPITAL DISCLOSURES

29. CAPITAL DISCLOSURES

The Company’s financial strategy is designed to maintain compliance with the financial covenant under its Senior Secured Credit Facilities (Note 24), and to maximize returns to its shareholders and other stakeholders. The Company meets these objectives through regular monitoring of the financial covenant and operating results on a quarterly basis. The Company’s overall financial strategy remains unchanged from 2021.

The Company defines its capital as Telesat Corporation’s shareholders’ equity (comprising issued share capital, accumulated earnings and excluding reserves), non-controlling interest and debt financing (comprising indebtedness and excluding deferred financing costs, prepayment options and loss on repayment as defined in Note 24).

The Company’s capital at the end of the year was as follows:

As at December 31,	2022	2021
Shareholders’ equity (excluding reserves)	$401,756	$392,870
Non-controlling interest	$1,355,337	$1,280,619
Debt financing (excluding deferred financing costs, prepayment options and loss on repayment)	$3,853,151	$3,794,657

If the Revolving Facility is drawn by more than 35% of the credit facility amount, the Senior Secured Credit Facilities require the Company to comply with a first lien net leverage ratio test. As at December 31, 2022, the first lien net leverage ratio was 5.30:1.00 (December 31, 2021 — 4.63:1.00), which was less than the maximum test ratio of 5.75:1.00.

The Company’s operating results are tracked against budget on a regular basis, and this analysis is reviewed by senior management. The Company partly manages its interest rate risk due to variable interest rate debt through the use of interest rate swaps (Note 30).